EXHIBIT 32.1

            CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 906
                          OF SARBANES-OXLEY ACT OF 2002

     I, the undersigned Thomas K. Mancuso, President of Western Goldfields, Inc. (the "Company"), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1. The Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 31,  2004
                                                   /s/ Thomas K. Mancuso
                                                   ----------------------------
                                                   Thomas  K.  Mancuso
                                                   President
                                                   Principal  Executive  Officer


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